                                 UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 F O R M   8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported) September  21, 1995
                                                    ------------------
                       BANKERS TRUST NEW YORK CORPORATION
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     (Exact  name  of  registrant as  specified  in  its charter)

                                   NEW YORK
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                (State or other jurisdiction of incorporation)

         1-5920                                        13-6180473
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     (Commission file number)           (IRS employer identification no.)

                    280 PARK AVENUE, NEW YORK NEW YORK      10017
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         (Address of principal executive offices)        (Zip Code)


     Registrant's  telephone number, including  area  code  (212) 250-2500
                                                            --------------
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ITEM 5. OTHER EVENTS

            On September 21, 1995, Bankers Trust New York
Corporation issued a press release announcing that Frank N. Newman has joined Bankers Trust New York Corporation and Bankers Trust Company as senior vice chairman and a director.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

           99.1   Press Release of Bankers Trust New York
                  Corporation, dated September 21, 1995.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BANKERS TRUST NEW YORK CORPORATION


                                         By /s/ Gordon S. Calder, Jr.
                                            ---------------------------------
                                                Gordon S. Calder, Jr.
                                                Assistant Secretary

date: September 21, 1995
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                               INDEX TO EXHIBITS

        99.1 Press release of Bankers Trust New York Corporation, dated September 21, 1995.

Corporate Communications Division, 280 Park Avenue, New York
Mailing Address: P.O. Box 318, New York, N.Y. 10008-0318



Bankers Trust New York Corporation

News Release

FRANK NEWMAN JOINS BANKERS TRUST AS SENIOR VICE CHAIRMAN

For Release:
New York, September 21, 1995 -- Frank N. Newman, former deputy secretary of the Treasury, today has joined Bankers Trust New York Corporation and Bankers Trust Company as senior vice chairman and a director, it was announced by Charles S. Sanford, Jr., chairman and chief executive officer of the bank holding company and the bank.

Mr. Newman will be a member of the senior management team that establishes the firm's policies and will have senior leadership and oversight responsibility for all of Bankers Trust's financial, administrative and control functions, reporting to Mr.
Sanford.

"With Frank Newman's decision to join us, Bankers Trust shareholders, clients and staff stand to benefit from the experience and wisdom of an accomplished senior executive who has demonstrated the highest degree of competence in both government and business," said Mr. Sanford. "We are fortunate, indeed, to have Frank as a key member of the senior management team that will direct the organization, and we couldn't be more pleased."

Added Bankers Trust President Eugene B. Shanks, Jr., "On behalf of all of our colleagues, I welcome Frank to the Bankers Trust family and look forward to working with him in partnership to serve the needs of our clients and the objectives of our shareholders. "

"I have great respect for Bankers Trust and the capabilities of its people and for the record of achievement that has characterized the firm, particularly over the past decade," said
Mr. Newman. "The opportunity to help lead the bank forward is one that I find very exciting."

Mr. Newman served in the Clinton Administration as deputy secretary of the Treasury under Secretaries Lloyd Bentsen and Robert Rubin. He was also chief operating officer for the Treasury Department's operating bureaus, policy offices and 160,000 employees. He was previously under secretary of the Treasury for Domestic Finance. He joined Treasury in 1993 from BankAmerica Corporation, where he was vice chairman of the Board and chief financial officer. Mr. Newman's biographical information is attached.
                            - 30 -

For additional information, contact Douglas B. Kidd, Bankers
Trust, (212) 454-3532.

Corporate Communications Division, 280 Park Avenue, New York
Mailing Address: P.O. Box 318, New York, N.Y. 10008-0318



Bankers Trust New York Corporation

News Release
For Release:   Biographical Information: Frank N. Newman
               Senior Vice Chairman
               Bankers Trust New York Corporation and Bankers
               Trust Company


Frank N. Newman is senior vice chairman and a director of both Bankers Trust New York Corporation and its principal banking subsidiary, Bankers Trust Company. He has senior leadership and oversight responsibilities for all of Bankers Trust's financial, administrative and control functions.

Mr. Newman was the deputy secretary of the Treasury and chief operating officer of the Department, which includes 11 operating bureaus and 160,000 employees. As deputy secretary, Mr. Newman was the number two official of the Department, acting on behalf of the Secretary in his absence, and representing the Treasury in numerous capacities. He played a key role in the formation and execution of Treasury programs, including domestic and international economic policymaking and oversight of financial service and legislative initiatives, as well as overall management of the Department.

Mr. Newman represented Treasury on the President's Working Group on Financial Markets, which includes the chairs of the Federal Reserve Board, the Securities and Exchange Commission and the Commodities Futures Trading Commission. He was the chairman of the Advanced Counterfeit Deterrence Steering Committee, which includes the Federal Reserve Board, the Bureau of Engraving and Printing and the Secret Service. He also served as president of the Federal Financing Bank. Mr. Newman was a member of the President's Management Council, comprised of the chief operating officer of each department, and was responsible for coordinating programs that improve the efficiency and customer service of the Federal government.

Previously, Mr. Newman served as under secretary of the Treasury for Domestic Finance. In that position he oversaw the development of policy and guided Treasury activities in management of the public debt, financial institutions policy and regulation, financial management services and other domestic financial matters. Mr. Newman was responsible for directing the development and passage of legislation affecting financial institutions, Treasury securities and federal financing.

                            - more -

Mr. Newman came to Treasury in February, 1993 after six years with BankAmerica Corporation, where he was chief financial officer and vice chairman of the board of directors. At BankAmerica, he managed the corporation's financial analysis and planning functions in addition to those in corporate treasury, financial accounting, tax, corporate development, mergers and acquisitions, investor relations, economics and government relations.

Prior to joining BankAmerica in 1986, Mr. Newman spent 13 years with Wells Fargo Bank in San Francisco. He moved through the ranks at Wells Fargo to be named executive vice president and chief financial officer in 1980.

Prior to joining Wells Fargo in 1973, he was a vice president at Citicorp from 1969 to 1973 and a manager of the consulting firm of Peat Marwick, Livingston & Co. from 1966 to 1969.

Mr. Newman graduated magna cum laude from Harvard University in 1963 with a BA in economics. He was born on April 20,1942, in Quincy, MA.


                             - 30 -


9/95



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               Bankers Trust New York Corporation
                         280 Park Avenue
                    New York, New York  10017



Gordon S. Calder, Jr.
Assistant Secretary


                                               September 21, 1995




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sirs:

     Accompanying this letter is Bankers Trust New York
Corporation's report on Form 8-K dated September 21, 1995 (the
Form 8-K). The Form 8-K is being filed electronically through the EDGAR System.

     If there are any questions or comments in connection with the enclosed filing, please contact the undersigned collect at 212-250-4857.

                              Very truly yours,

                              BANKERS TRUST NEW YORK CORPORATION



                              By: /s/ GORDON S. CALDER, JR.
                              Name:  Gordon S. Calder, Jr.
                              Title:  Assistant Secretary